Knoll, Inc. Exhibit 99.1 First Quarter 2019 Investor Presentation Andrew Cogan, Chairman & CEO Charles Rayfield, SVP & CFO Knoll at imm Cologne 2019 © 2018 Knoll Inc. 1

Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," “goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, Muuto integration and performance, our supply chain optimization activities, and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture and coverings solutions, changes in the competitive marketplace, changes in trends in the market for furniture or coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, our ability to plan and implement supply chain optimization projects, and other risks identified in Knoll’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. © 2018 Knoll Inc. 2

Knoll is: A constellation of design-driven brands and people, working together with our clients to create inspired modern interiors.

Knoll’s reputation for iconic design, leadership, quality and innovation in both the workplace and residential markets is recognized globally 1938 80 2018 © 2018 Knoll Inc. 4

Investment Rationale › Top line growth driven by penetration into the expanding ancillary market and expansion of higher margin Lifestyle businesses › Lean opportunities to drive Office margins higher › Strong track record of successful acquisitions; Muuto transaction seeing accelerating penetration in North America coupled with rapid deleveraging › Driven and motivated management team aligned with shareholder objectives © 2018 Knoll Inc. 5

Four strategic imperatives drive our strategy › Target underpenetrated and emerging ancillary categories and markets for growth › Expand our reach into residential and decorator channels around the world › Maximize office segment profitability and growth › Leverage technology to expand our market visibility and improve our efficiency © 2018 Knoll Inc. 6

Knoll brands span commercial and residential applications with high design opportunities, and are heavily influenced by architect and designer specifiers



Luxury
Affordable luxury
Accessible
Commercial
Residential
HOLLY HUNT
Edelman
KnollStudio
DatesWeiser
KnollTextiles
Spinneybeck
FilzFelt
Muuto
Knoll Office
KnollExtra
• Favorable demographics
• High margin opportunities
• Fragmented competitors
• Changing work style
• Resimercial aesthetic
• Global capability
- Residential product
- Hybrid product
- Commercial product

$73B Global Commercial Market
- $8B luxury
- $11B affordable luxury

~$16.5B North American Commercial Market

$266B Global Residential Market
- $9B luxury
- $17B affordable luxury

Sources: Based on Knoll, Inc. and BIFMA estimates

© 2018 Knoll Inc.

7

We have a singular line-up of brands and offerings from high-performance workplace to “resimercial” ancillary… Brown University Vitaris Sem Group Knoll Office TWA University of Uppsala DatesWeiser KnollStudio Muuto Ancillary Offering © 2018 Knoll Inc. 8

…and from uber-luxury living spaces to affordable luxury for the home HOLLY HUNT | Vladimir Kagan KnollStudio LA Home Design Shop Muuto KnollTextiles Spinneybeck | FilzFelt © 2018 Knoll Inc. 9

Through both organic product development and M&A we are shifting the mix of sales to our higher margin Lifestyle segment FY 2018 Net Sales FY 2018 Adjusted FY 2018 Net Sales by Geography EBITDA 21% 79% USA Rest of World Note: Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($14.8M) in 2018. Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Operating Profit to Adjusted EBITDA by segment, see page 32. © 2018 Knoll Inc. 10

As clients rethink their priorities, we see a major inflection point in workplace design, creating new challenges and opportunities for Knoll Workstations Workstations Shared Spaces Client Space Allocation Shared Spaces Individual Group Formal Casual Corporate / commercial aesthetic Hospitality based Dedicated Shared One Size Fits All Competition for Talent Fixed Mobile / Adjustable $1M+ projects Small to mid size projects © 2018 Knoll Inc. 11

In workplace, Knoll is maintaining our workstation share and expanding in the high-growth Shared Spaces segment Estimate Shared Spaces Sales as Estimate Knoll Workplace % of Total Workplace Sales Market Share 2018 Industry ~$17.5B1 23% Workstations Shared Spaces 45%2 55%2 16% of total market of total market Workstations Shared Spaces 8% market share 2% market share 2014 2018 (flat from 2014) (up from 1% in 2014) ±5% combined market share 1. BIFMA estimates the 2018 NA commercial furniture industry at $16.5B (not including $2.9B of specialty—i.e., non-office--furniture). Approximately $1B of residential furniture is sold into the© 2018 NA Knollcommercial Inc. furniture market annually (Knoll Estimate) and has been added to the estimate industry size. 2. Knoll Estimate. 12

With the acquisition of Muuto, Knoll brands now span the workplace market

WORKPLACE FURNITURE MARKET SEGMENTATION



Shared Spaces ~ $9.6B[1]
Workstations ~ $7.9B[1]
Luxury
Affordable luxury
Accessible
Cheap
HOLLY HUNT
Cassina
B&B
Poltrona Frau
HermanMiller Collection
DatesWeiser
KnollStudio
RH
DESIGN WITHIN REACH
BERNHARDT
BUZZI SPACE
coalesce
Room&Board
Andreu World
viccarbe
Knoll Office
arper
DAVIS
Muuto
HermanMiller
teknion
Allermuir
HAY
STYLEX
Steelcase
HAWORTH
west elm
BLU DOT
west elm WORKSPACE
CB2
IKEA

Residential (~$1B)
- Limited durability & warranty in commercial setting
- Payment at order

Crossover
- Residential/hospitality sensibility; appropriate for commercial use
- ±5 yrs warranty

Contract
- Aesthetic & function specific to workplace setting
- 10+ years durability and warranty

Note: All brand positions are approximate. 1. BIFMA estimates the 2018 NA commercial furniture industry at $16.5B (not including $2.9B of specialty—i.e., non-office--furniture). Approximately $1B of residential furniture is sold into the NA commercial furniture market annually (Knoll Estimate) and has been added to the estimate industry size. Knoll estimates Shared Spaces comprised 55% of the NA commercial furniture marketing in 2018.

13

Muuto Expansion Strategy We plan to more than double the size of Muuto in the first 3-5 years following acquisition •1 North America: Massive upside to the ~$15M in sales prior to acquisition by leveraging Knoll client base, architect and designer relationships, and contract and residential distributors • We are realizing strong dealer uptake and meaningful penetration of Knoll corporate clients Muuto 2017A: •2 Europe: Introduce Muuto to Knoll residential distribution and corporate clients $71M Sales $19M Adjusted EBITDA • Global: Scale product scope and consumer 3 business • Product expansion across furniture, lighting and accessory categories 1 • Develop direct-to-consumer channels, including e-commerce (2020) 2 3 Sales & EBITDA growth >2X Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Earnings to Adjusted EBITDA, see page 35. © 2018 Knoll Inc. 14

Industry indicators Corporate profit growth remains positive in Q3 Small business optimism index % Change from Prior Year Quarter 120 remains positive 25.00% 115 20.00% 110 15.00% 105 10.00% 100 5.00% 95 0.00% 2014 2015 2016 2017 2018 (5.00)% 90 (10.00)% 85 (15.00)% 80 2014 2015 2016 2017 2018 (20.00)% Source: Bureau of Economic Analysis as of Q3 2018 Source: NFIB Research Center Architectural billings demonstrated growth every month of 2018 Net absorption trending up slightly Office construction spending ABI Billing Index Annual Net Absorption (sf) trending higher 60 60 $240 55 $220 55 50 $200 $180 50 45 Millions $160 40 45 Billions $140 35 $120 40 30 $100 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Source: American Institute of Architects Source: JLL Source: U.S. Bureau of the Census © 2018 Knoll Inc. 15

Investments made in 2017 and early 2018, paid off in 2018, with record sales and exceptionally strong profitability Sales Growth YoY – ($ Millions) Adjusted Gross Profit ($ Millions) and % $483 $446 $413 $415 $372 +24% +30% +15%* 35.4% 37.4% 38.3% 36.6% 37.1% +16%* 2014 2015 2016 2017 2018 Adjusted EBITDA ($ Millions) and % Adjusted Diluted Earnings Per Share +54% +67% +22%* +30%* Note: Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted EBITDA, Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage, see page 30, and for a reconciliation of EPS to Adjusted EPS, see page 28. * Calculations are 2018 vs 2017 growth © 2018 Knoll Inc. 16

Q4 2018 produced strong results, demonstrating continuing top-line growth and margin expansion Q4-18 Q4-17 B / (W) Actual Actual vs. Prior Year Net Sales $ 354.6 $ 316.1 $ 38.5 12.2% Adjusted Gross Profit 132.4 112.3 20.1 17.9% Adjusted Gross Profit % 37.4% 35.5% 190 bps Adjusted Operating Expenses 93.2 80.3 (12.8) (16.0)% Adjusted Operating Profit 39.2 32.0 7.3 22.8% Adjusted Operating Profit % 11.1% 10.1% 100 bps Adjusted EBITDA $ 50.4 $ 41.0 $ 9.5 23.1% Adjusted EBITDA % 14.2% 13.0% 120 bps Adjusted Diluted EPS $0.57 $0.37 $ 0.20 54.1% Note: Adjusted Gross Profit and Adjusted Gross Profit Percentage, Adjusted Operating Expenses, Adjusted Operating Profit and Adjusted Operating Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non- GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage, Operating Expenses to Adjusted Operating Expenses, see page 27, Operating Profit and Operating Profit Percentage to Adjusted Operating Profit and Adjusted Operating Profit Percentage, see page 28, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage and EPS to Adjusted Diluted EPS, see page 29. © 2018 Knoll Inc. 17

Q4 2018 Actual by Segment vs. Prior Year

Net Sales (millions)

+ NA Office – price realization
- Europe-Office

+ Muuto
+ NA Studio –WeWork
+ Holly Hunt – Large projects and backlog leverage
+ DatesWeiser – Large projects, new markets, and growth in custom furniture market



+12.2%
$355
$328
$316
Q4-17
Q4-18
KNOLL
+0.9%
$210
$212
Q4-17
Q4-18
OFFICE
+34.5%
$143
$116
$106
Q4-17
Q4-18
LIFESTYLE

Adjusted EBITDA (millions)

+ Price realization
+ Continuous improvements
- Inflation
- OPEX investments

+ Muuto
+ NA Studio – sales volume
+ Holly Hunt – sales volume and improved product margin mix



+23.1%
$50
$44
$41
13.0%
14.2%
Q4-17
Q4-18
KNOLL
120 bps
+3.0%
$22
$23
10.4%
10.6%
Q4-17
Q4-18
OFFICE
20 bps
+42.6%
$32
$25
$22
21.0%
22.2%
Q4-17
Q4-18
LIFESTYLE
120 bps

Note: Segment adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($3.1M) in Q4 2017 and ($3.8M) in Q4 2018.

**Amounts in red including Muuto

Note: Adjusted EBITDA is a non-GAAP financial measures. For a reconciliation of Operating Profit to Adjusted EBITDA by segment, see page 31.

© 2018 Knoll Inc.

18

Knoll, Inc demonstrated Q4 2018 workplace growth of 9.7%, outpacing the reported industry growth of approximately 9%* Workplace vs Residential Sales ($ Millions) +9.7% +23.7% +12.2% Note: For a reconciliation of Workplace and Residential sales, see page 34. *Based on BIFMA estimates © 2018 Knoll Inc. 19

2018 sales grew by 15.0%, while prior investments in initiatives delivered strong profitability expansion FY-18 FY-17 B / (W) Actual Actual vs. Prior Year Net Sales $ 1,302.3 $ 1,132.9 $169.4 15.0% Adjusted Gross Profit 483.1 414.6 68.5 16.5% Adjusted Gross Profit % 37.1% 36.6% 50 bps Adjusted Operating Expenses 350.7 310.3 (40.3) (13.0)% Adjusted Operating Profit 132.4 104.3 28.2 27.1% Adjusted Operating Profit % 10.2% 9.2% 100 bps Adjusted EBITDA $ 176.5 $ 144.5 $ 32.0 22.2% Adjusted EBITDA % 13.6% 12.8% 80 bps Adjusted Diluted EPS $1.85 $1.42 $ 0.43 30.3% Note: Adjusted Gross Profit and Adjusted Gross Profit Percentage, Adjusted Operating Expenses, Adjusted Operating Profit and Adjusted Operating Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non- GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage, see page 30, Operating Expenses to Adjusted Operating Expenses, see page 27, Operating Profit and Operating Profit Percentage to Adjusted Operating Profit and Adjusted Operating Profit Percentage and EPS to Adjusted Diluted EPS, see page 28, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage, see page 30. © 2018 Knoll Inc. 20

FY 2018 Actual by Segment vs. Prior Year

($ in millions)

Net Sales ($ Millions)

Office:
- + Volume driven by new platforms
- + Price realization

Lifestyle:
- + Muuto
- + NA Studio –WeWork, LA Shop and large projects
- + Europe Studio – Large projects (France, Belgium, Germany drivers) and FX
- + DatesWeiser – Large projects, new markets, and growth in custom furniture market
- + Holly Hunt – Large project volume and price realization



+15.0%
$1,302
$1,133
$1,217
+8.2%
$723
$782
+26.9%
$520
$410
$435
FY-17
FY-18
KNOLL
FY-17
FY-18
OFFICE
FY-17
FY-18
LIFESTYLE

Adjusted EBITDA ($ Millions)

Office:
- + Volume
- + Price realization
- + Continuous improvements
- - Inflation
- - OPEX investments

Lifestyle:
- + Muuto
- + Europe Studio – sales volume
- + Spinneybeck – sales volume and improved margin mix
- + DatesWeiser – sales volume and improved product margin mix
- + Textiles – volume in project business



+22.2%
$177
$145
$156
12.8%
13.6%
+12.9%
$71
$80
9.8%
10.2%
+29.0%
$111
$86
$91
21.0%
21.4%
FY-17
FY-18
KNOLL
80 bps
FY-17
FY-18
OFFICE
40 bps
FY-17
FY-18
LIFESTYLE
40 bps

Note: Segment Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($12.7M) in 2017 and ($14.8M) in 2018.

**Amounts in red including Muuto

Note: Adjusted EBITDA is a non-GAAP financial measures. For a reconciliation of Operating Profit to Adjusted EBITDA by segment, see page 32.

© 2018 Knoll Inc.

21

Knoll, Inc demonstrated 2018 workplace growth of 13.3%, outpacing the reported industry growth of approximately 5%* Workplace vs Residential Sales ($ Millions) +13.3% +22.0% +15.0% Note: For a reconciliation of Workplace and Residential sales, see page 34. *Based on BIFMA estimates © 2018 Knoll Inc. 22

Continuous improvement initiatives have yielded significant savings • Will continue over the next several years, targeting 100 bps of cost savings per year • Multiyear roadmap to rationalize fixed cost footprint by 2020/2021 • Decrease square footage • Phase out legacy products • Supply chain optimization Supply Chain New Product Optimization Offerings Manufacturing Underperforming Footprint Legacy Products © 2018 Knoll Inc. 23

Continued focus on reducing outstanding debt and our leverage ratio Bank Net Leverage Ratio(1) Bank Debt ($ in millions)(2) $533 $501 $490 $470 $290 $276 $239 $232 $197 $179 2013 Q1-2014 2014 2015 2016 2017 Q1-2018 Q2-2018 Q3-2018 2018 (1) Bank Net Leverage Ratio is calculated by dividing (i) outstanding (2) Includes bank debt, outstanding letters of credit, and guarantee obligations. debt minus cash up to $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM. For details on the calculation of the Bank Net Leverage Ratio, see page 33. © 2018 Knoll Inc. 24

And we continue to return cash to shareholders through dividends and buybacks $41.2 $33.1 $34.7 $30.3 $31.7 $33.7 $29.2 $24.4 $29.3 $22.7 Dividends Shares Repurchases ($ millions) ($ $10.9 $9.0 $8.7 $5.5 $4.4 2014 2015 2016 2017 2018 © 2018 Knoll Inc. 25

Thank You © 2018 Knoll Inc. 26

Reconciliation of Non-GAAP Results Q4 2018 Q4 2017 Gross Profit ($mm) $ 131.7 $ 112.3 Add back (deduct): Acquisition related inventory adjustment - - Seating product discontinuation charge 0.7 - Adjusted gross profit $ 132.4 $ 112.3 Net Sales ($mm) $ 354.6 $ 316.1 Gross Profit % 37.1% 35.5% Adjusted gross profit % 37.4% 35.5% Years Ended December 31, Q4 2018 Q4 2017 2018 2017 Operating expenses ($mm) $ 96.7 $ 97.8 $ 366.3 $ 331.9 Less: Acquisition related expenses 3.5 1.2 13.0 3.1 Restructuring charges - - 2.6 2.2 Write-off of property, plant, and equipment - 16.3 - 16.3 Adjusted Operating Expenses $ 93.2 $ 80.3 $ 350.7 $ 310.3 © 2018 Knoll Inc. 27

Reconciliation of Non-GAAP Results

	Q4 2018	Q4 2017	Years Ended December 31, 2018	Years Ended December 31, 2017
Operating profit ($mm)	$ 35.0	$ 14.5	$ 115.2	$ 82.7
Add back (deduct):				
Acquisition related inventory adjustment	-	-	0.9	-
Seating product discontinuation charge	0.7	-	0.7	-
Acquisition related expenses	3.5	1.2	13.0	3.1
Restructuring charges	-	-	2.6	2.2
Write-off of property, plant, and equipment	-	16.3	-	16.3
Adjusted operating profit	$ 39.2	$ 32.0	$ 132.4	$ 104.3
Net Sales ($mm)	$ 354.6	$ 316.1	$ 1,302.3	$ 1,132.9
Operating profit %	9.9%	4.6%	8.8%	7.3%
Adjusted operating profit %	11.1%	10.1%	10.2%	9.2%

	Years Ended December 31, 2014	2015	2016	2017	2018
Earnings per share - diluted	$ 0.97	$ 1.36	$ 1.72	$ 1.63	$ 1.49
Add back:					
Acquisition related inventory adjustment	-	-	-	-	0.02
Seating product discontinuation charge	-	0.02	-	-	0.02
Acquisition related expenses	0.02	0.03	-	0.06	0.27
Restructuring charges	0.03	0.02	-	0.04	0.05
Write-off of property, plant, and equipment	-	-	-	0.33	-
Loss on extinguishment of debt	-	-	-	-	0.03
Pension settlement charge	0.14	-	-	0.04	0.12
Intangible asset impairment charge	-	0.22	-	-	-
Less:					
Tax effect on non-GAAP adjustments [(1)]	0.05	0.09	-	0.14	0.15
Tax Reform impact	-	-	-	0.54	-
Adjusted earnings per share - diluted	$ 1.11	$ 1.55	$ 1.72	$ 1.42	$ 1.85

[(1)] Tax effect of non-GAAP adjustments was calculated using the Knoll Inc. consolidated effective tax rate excluding the one-time tax benefit from Tax Reform for the period in which the adjustment occurred.

© 2018 Knoll Inc.

28

Reconciliation of Non-GAAP Results Q4 2018 Q4 2017 Diluted earnings per share $ 0.50 $ 0.67 Add back: Seating product discontinuation charge 0.02 - Acquisition related expenses 0.06 0.02 Write-off of property, plant, and equipment - 0.33 Pension Settlement 0.01 0.04 Less: Tax effect on non-GAAP adjustments (1) 0.02 0.15 Tax Reform - 0.54 Adjusted diluted earnings per share $ 0.57 $ 0.37 (1) Tax effect of non-GAAP adjustments was calculated using the Knoll Inc. consolidated effective tax rate excluding the one-time tax benefit from Tax Reform for the period in which the adjustment occurred. Q4 2018 Q4 2017 Net earnings ($mm) $ 24.5 $ 32.7 Add back: Income tax expense 7.4 (22.7) Interest expense 5.1 2.0 Depreciation and amortization 9.1 7.4 EBITDA $ 46.1 $ 19.4 Add back: Stock compensation 2.5 2.4 Other non-cash items (0.4) 0.2 Seating product discontinuation charge 0.7 - Acquisition related expenses 1.0 0.5 Write-off of property, plant, and equipment - 16.3 Pension settlement charge 0.5 2.2 Adjusted EBITDA $ 50.4 $ 41.0 Net sales ($mm) $ 354.6 $ 316.1 © 2018 Knoll Inc. 29 Adjusted EBITDA % 14.2% 13.0%

Reconciliation of Non-GAAP Results

	Years Ended December 31,				
	2014	2015	2016	2017	2018
Net earnings ($mm)	$ 46.6	$ 66.0	$ 82.1	$ 80.2	$ 73.2
Add back:					
Income tax expense	29.2	37.5	45.4	(1.6)	24.9
Interest expense	7.4	6.9	5.4	7.5	20.9
Depreciation and amortization	19.3	20.5	22.4	26.0	34.4
EBITDA	$ 102.5	$ 130.9	$ 155.3	$ 112.1	$ 153.4
Add back:					
Non-cash items and other (1)	11.9	12.5	13.4	32.4	23.1
Adjusted EBITDA	$ 114.4	$ 143.4	$ 168.7	$ 144.5	$ 176.5
Net sales ($mm)	$ 1,050.3	$ 1,104.4	$ 1,164.3	$ 1,132.9	$ 1,302.3
Adjusted EBITDA %	10.9%	13.0%	14.5%	12.8%	13.6%

(1) - Non-cash and other items include, but are not limited to, write-offs of property, plant, and equipment, product discontinuation charges, pension settlements and other postretirement benefit curtailments, losses on extinguishment of debt, stock-based compensation expenses, unrealized gains or losses on foreign exchange, restructuring charges, and acquisition related expenses

	Years Ended December 31,				
	2014	2015	2016	2017	2018
Gross profit ($mm)	$ 371.7	$ 412.1	$ 446.0	$ 414.6	$ 481.5
Add back:					
Acquisition related inventory adjustment	-	-	-	-	0.9
Seating product discontinuation charge	-	0.9	-	-	0.7
Adjusted gross profit	$ 371.7	$ 413.0	$ 446.0	$ 414.6	$ 483.1
Net sales ($mm)	$ 1,050.3	$ 1,104.4	$ 1,164.3	$ 1,132.9	$ 1,302.3
Gross Profit %	35.4%	37.3%	38.3%	36.6%	37.0%
Adjusted gross profit %	35.4%	37.4%	38.3%	36.6%	37.1%

© 2018 Knoll Inc.

30

Reconciliation of Non-GAAP Results

	Q4 2017								Q4 2018							
	Office		Lifestyle		Corporate		Knoll, Inc.		Office		Lifestyle		Corporate		Knoll, Inc.	
Operating profit (loss) ($mm)	$	0.5	$	20.2	$	(6.2)	$	14.5	$	15.3	$	25.7	$	(6.0)	$	35.0
Add back:																
Seating product discontinuation charge		-		-		-		-		0.7		-		-		0.7
Acquisition related expenses [(1)]		-		-		0.5		0.5		-		0.8		0.2		1.0
Write-off of property, plant, and equipment		16.3		-		-		16.3		-		-		-		-
Depreciation and amortization		5.5		1.8		0.1		7.4		4.9		4.1		0.1		9.1
Stock compensation		0.5		0.6		1.4		2.4		0.4		0.7		1.4		2.5
Other non-cash items		(0.9)		(0.3)		1.1		(0.1)		1.2		0.4		0.5		2.1
Adjusted EBITDA (loss)	$	21.9	$	22.2	$	(3.1)	$	41.0	$	22.5	$	31.7	$	(3.8)	$	50.4
Muuto Adjusted EBITDA (loss)	$	-	$	-	$	-	$	-	$	-	$	6.9	$	-	$	6.9
Net sales ($mm)	$	210.1	$	106.0			$	316.1	$	212.0	$	142.6			$	354.6
Operating profit %		0.3%		19.1%		N/A		4.6%		7.2%		18.0%		N/A		9.9%
Adjusted EBITDA %		10.4%		21.0%		N/A		13.0%		10.6%		22.2%		N/A		14.2%

[(1)] Acquisition related expenses includes customary acquisition related expenses for the three months ended December 31, 2017. Acquisition related expenses includes retention agreements for key employees and other customary related expenses for the three months ended December 31, 2018. Amortization of acquired intangible assets *is shown above within "Depreciation and amortization".*

© 2018 Knoll Inc.

31

Reconciliation of Non-GAAP Results

	FY 2017				FY 2018			
	Office	Lifestyle	Corporate	Knoll, Inc.	Office	Lifestyle	Corporate	Knoll, Inc.
Operating profit (loss) ($mm)	$ 30.0	$ 76.8	$ (24.1)	$ 82.7	$ 50.4	$ 89.1	$ (24.3)	$ 115.2
Add back:								
Acquisition related inventory adjustment	-	-	-	-	-	0.9	-	0.9
Seating product discontinuation charge	-	-	-	-	0.7	-	-	0.7
Acquisition related expenses [(1)]	-	-	0.5	0.5	-	3.2	1.5	4.7
Write-off of property, plant, and equipment	16.3	-	-	16.3	-	-	-	-
Restructuring charges	2.2	-	-	2.2	2.6	-	-	2.6
Depreciation and amortization	18.4	6.8	0.8	26.0	19.7	14.1	0.6	34.4
Stock compensation	2.2	2.2	5.5	9.9	1.3	2.6	5.4	9.3
Other non-cash items	1.9	0.4	4.5	6.9	5.3	1.4	2.0	8.7
Adjusted EBITDA (loss)	$ 71.0	$ 86.2	$ (12.7)	$ 144.5	$ 80.1	$ 111.2	$ (14.8)	$ 176.5
Muuto Adjusted EBITDA (loss)	$ -	$ -	$ -	$ -	$ -	$ 19.8	$ -	$ 19.8
Net sales ($mm)	$ 723.0	$ 409.9		$ 1,132.9	$ 782.0	$ 520.3		$ 1,302.3
Operating profit %	4.1%	18.7%	N/A	7.3%	6.4%	17.1%	N/A	8.8%
Adjusted EBITDA %	9.8%	21.0%	N/A	12.8%	10.2%	21.4%	N/A	13.6%

(1) Acquisition related expenses includes customary acquisition related expenses for the three months ended December 31, 2017. Acquisition related expenses includes retention agreements for key employees and other customary related expenses for the three months ended December 31, 2018. Amortization of acquired intangible assets *is shown above within "Depreciation and amortization".*

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Reconciliation of Non-GAAP Results

	12/31/13	3/31/14	12/31/14	12/31/15	12/31/16	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18
Debt Levels ($mm)	$ 178.8 (1)	$ 289.8 (1)	$ 275.5 (1)	$ 238.7 (1)	$ 231.8 (1)	$ 197.4 (1)	$ 517.8 (2)	$ 499.8 (2)	$ 482.5 (2)	$ 468.9 (2)
LTM Net Earnings ($mm)	$ 23.2	$ 25.0	$ 46.6	$ 66.0	$ 82.1	$ 80.2	$ 92.3 a/	$ 89.9 b/	$ 88.0 c/	$ 73.9 d/
LTM Adjustments										
Interest	5.3	5.5	6.7	6.1	4.7	6.8	11.0	14.5	17.7	20.9
Taxes	15.7	16.0	29.2	37.5	45.4	(1.6)	1.3	(1.9)	(3.8)	25.2
Depreciation and Amortization	16.3	16.9	20.0	21.3	23.0	26.7	29.4	31.3	33.2	34.4
Non-cash Items and Other (3)	19.7	27.0	11.9	12.5	13.4	32.3	31.8	38.1	40.7	23.2
LTM Adjusted EBITDA	$ 80.2	$ 90.4	$ 114.4	$ 143.4	$ 168.7	$ 144.5	$ 165.8	$ 172.0	$ 175.8	$ 177.6
Bank Net Leverage Calculation (4)	2.23	3.21	2.41	1.67	1.37	1.37	3.12	2.91	2.75	2.64

(1) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on May 21, 2014, excess cash over $15.0M reduces the outstanding debt.

(2) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on January 25, 2018, cash up to $15.0M reduces the outstanding debt.

(3) - Non-cash and Other items include, but are not limited to, intangible asset impairment charges, pension settlements and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, restructuring charges, and acquisition related expenses.

(4) - Bank net leverage is calculated by dividing debt by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

a/ Represents the trailing twelve months as of March 31, 2018 and includes twelve months of Muuto net earnings
b/ Represents the trailing twelve months as of June 30, 2018 and includes twelve months of Muuto net earnings
c/ Represents the trailing twelve months as of September 30, 2018 and includes twelve months of Muuto net earnings
d/ Represents the trailing twelve months as of December 31, 2018 and includes twelve months of Muuto net earnings

© 2018 Knoll Inc.

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Reconciliation of Workplace and Residential Sales Q4 18 Q4 17 FY 18 FY 17 Net Sales Net Sales % Growth Net Sales Net Sales % Growth Office Workplace $ 212.0 $ 210.1 0.9% $ 782.0 $ 723.0 8.2% Office Residential - - N/A - - N/A Office Segment $ 212.0 $ 210.1 0.9% $ 782.0 $ 723.0 8.2% Lifestyle Workplace $ 73.1 $ 49.9 46.7% $ 259.5 $ 196.2 32.2% Lifestyle Residential 69.5 56.2 23.7% 260.8 213.7 22.0% Lifestyle Segment $ 142.7 $ 106.0 34.5% $ 520.3 $ 409.9 26.9% Knoll, Inc Workplace $ 285.1 $ 259.9 9.7% $ 1,041.5 $ 919.2 13.3% Knoll, Inc Residential 69.5 56.2 23.7% 260.8 213.7 22.0% Total Knoll, Inc $ 354.6 $ 316.1 12.2% $ 1,302.3 $ 1,132.9 15.0% Workplace vs Residential % Knoll, Inc Workplace 80.4% 82.2% 80.0% 81.1% Knoll, Inc Residential 19.6% 17.8% 20.0% 18.9% Total Knoll, Inc 100.0% 100.0% 100.0% 100.0% © 2018 Knoll Inc. 34

Reconciliation of Non-GAAP Results 2017 Muuto Net earnings ($mm) $ 8.9 Add back: Income tax (benefit) expense 4.3 Interest expense 0.6 Depreciation and amortization 0.6 EBITDA $ 14.5 Add back: - Acquisition costs 4.6 Other non-cash items 0.3 Adjusted EBITDA $ 19.4 Net sales ($mm) $ 71.3 Adjusted EBITDA % 27.2% Note: Per the 8-K/A, filed with the Securities and Exchange Commission on April 12, 2018, 2017 Muuto net earnings were reported as 58.9M DKK and Muuto net sales were reported as 470.1M DKK. These figures were converted to USD using an exchange rate of 0.1516 © 2018 Knoll Inc. 35

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